                                                                      Exhibit 24

                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of Lockheed Martin Corporation (the Company) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Senior Debentures due 2033 of the Company (the "Debentures") and the underlying shares of Common Stock (par value $1 per share) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Vance D. Coffman
----------------------------------------                        August 7, 2003
Vance D. Coffman
Chairman and Chief Executive Officer
and Director

                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of Lockheed Martin Corporation (the Company) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Senior Debentures due 2033 of the Company (the "Debentures") and the underlying shares of Common Stock (par value $1 per share) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ E.C. Pete Aldridge, Jr.
--------------------------------
E.C. Pete Aldridge, Jr.                                          August 7, 2003
Director

                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of Lockheed Martin Corporation (the Company) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Senior Debentures due 2033 of the Company (the "Debentures") and the underlying shares of Common Stock (par value $1 per share) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Nolan D. Archibald
------------------------
Nolan D. Archibald                                               August 7, 2003
Director

                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of Lockheed Martin Corporation (the Company) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Senior Debentures due 2033 of the Company (the "Debentures") and the underlying shares of Common Stock (par value $1 per share) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Norman R. Augustine
-------------------------                                      August 7, 2003
Norman R. Augustine
Director

                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of Lockheed Martin Corporation (the Company) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Senior Debentures due 2033 of the Company (the "Debentures") and the underlying shares of Common Stock (par value $1 per share) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Marcus C. Bennett
--------------------------
Marcus C. Bennett                                                August 6, 2003
Director

                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of Lockheed Martin Corporation (the Company) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Senior Debentures due 2033 of the Company (the "Debentures") and the underlying shares of Common Stock (par value $1 per share) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Gwendolyn S. King
----------------------                                         August 7, 2003
Gwendolyn S. King
Director

                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David
A. Dedman, and each of them, jointly and severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of Lockheed Martin Corporation (the Company) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Senior Debentures due 2033 of the Company (the "Debentures") and the underlying shares of Common Stock (par value $1 per share) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Douglas H. McCorkindale
----------------------------                                    August 7, 2003
Douglas H. McCorkindale
Director

                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of Lockheed Martin Corporation (the Company) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Senior Debentures due 2033 of the Company (the "Debentures") and the underlying shares of Common Stock (par value $1 per share) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Eugene F. Murphy
-----------------------                                         August 7, 2003
Eugene F. Murphy
Director

                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of Lockheed Martin Corporation (the Company) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Senior Debentures due 2033 of the Company (the "Debentures") and the underlying shares of Common Stock (par value $1 per share) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph W. Ralston
----------------------                                          August 7, 2003
Joseph W. Ralston
Director

                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of Lockheed Martin Corporation (the Company) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Senior Debentures due 2033 of the Company (the "Debentures") and the underlying shares of Common Stock (par value $1 per share) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Frank Savage
----------------------                                          August 7, 2003
Frank Savage
Director

                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of Lockheed Martin Corporation (the Company) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Senior Debentures due 2033 of the Company (the "Debentures") and the underlying shares of Common Stock (par value $1 per share) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Anne Stevens
----------------------                                         August 7, 2003
Anne Stevens
Director

                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of Lockheed Martin Corporation (the Company) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Senior Debentures due 2033 of the Company (the "Debentures") and the underlying shares of Common Stock (par value $1 per share) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James R. Ukropina
-----------------------                                        August 7, 2003
James R. Ukropina
Director

                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of Lockheed Martin Corporation (the Company) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Senior Debentures due 2033 of the Company (the "Debentures") and the underlying shares of Common Stock (par value $1 per share) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Robert J. Stevens
-------------------------------------                            August 7, 2003
Robert J. Stevens
President and Chief Operating Officer
and Director

                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of Lockheed Martin Corporation (the Company) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Senior Debentures due 2033 of the Company (the "Debentures") and the underlying shares of Common Stock (par value $1 per share) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Christopher E. Kubasik                                 August 7, 2003
----------------------------
Christopher E. Kubasik
Senior Vice President and
Chief Financial Officer

                                POWER OF ATTORNEY

                           LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Marian S. Block and David A. Dedman, and each of them, jointly and severally, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of Lockheed Martin Corporation (the Company) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of the Floating Rate Convertible Senior Debentures due 2033 of the Company (the "Debentures") and the underlying shares of Common Stock (par value $1 per share) of the Company into which the Debentures may be converted from time to time (both of the foregoing being referred to in this Power of Attorney as "Securities"), proposed to be registered by the Company for re-sale on behalf of one or more holders of such Securities, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Rajeev Bhalla
-----------------------------                                  August 7, 2003
Rajeev Bhalla
Vice President and Controller